                           ______________________________________________________________________________

                                                           UNITED STATES
                                                 SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               _________

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                    PURSUANT TO SECTION 13 OR 15(d)
                                                OF THE SECURITIES EXCHANGE ACT OF 1934

                                           Date of Report (Date of Earliest Event Reported):

                                                              October 8, 2003

                                                              __________

                                                        THE WALT DISNEY COMPANY
                                        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                                               DELAWARE
                                               (STATE OR OTHER JURISDICTION OF INCORPORATION)

                          1-11605                                                   95-4545390
                 (COMMISSION FILE NUMBER)                               (IRS EMPLOYER IDENTIFICATION NO.)

               500 South Buena Vista Street
                    Burbank, California                                               91521
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                   (ZIP CODE)

                                                            (818) 560-1000
                                         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                                            Not applicable
                                        (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

                           ______________________________________________________________________________

Item 7.       Financial Statement and Exhibits

(c)  Exhibits

     99(a) Press release of October 8, 2003

Item 12.      Results of Operations and Financial Condition.

              On October 8, 2003, Jay Rasulo, President, Disney Theme Parks and Resorts, made a presentation to analysts at the Walt
Disney World Resort in Orlando.  The text of his remarks, which was released to the press concurrently with the presentation, is furnished herewith as Exhibit 99(a).

                                                               SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            THE WALT DISNEY COMPANY

                                                            By: /s/ ROGER J. PATTERSON
                                                                Roger J. Patterson
                                                                Vice President, Counsel

Dated: October 8, 2003